UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 21, 2022

Graf Acquisition Corp. IV

(Exact name of registrant as specified in its charter)

Delaware	001-40427	86-2191918
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1790 Hughes Landing Blvd., Suite 400 The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

(346) 442-0819

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	GFOR.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	GFOR	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50	GFOR WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 21, 2022, Graf Acquisition Corp. IV (the “Company”) held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders considered two proposals: (i) a proposal to approve the payment by the Company, directly or indirectly, of $16,667.00 per month base cash compensation to the Company’s full-time Chief Financial Officer (“CFO”), who is not a member of Graf Acquisition Partners IV LLC, the Company’s sponsor (“Sponsor”), plus any related taxes (including, without limitation, Medicare and social security), governmental payments and health care benefits, for services rendered to the Company as an employee, contractor or otherwise from May 6, 2022 (retroactive) through the Company’s closing of a Business Combination (the “Non-Sponsor CFO Compensation Proposal”), and (ii) a proposal to approve the payment by the Company, directly or indirectly, of up to $6,000.00 per month in aggregate for health care benefits to be provided to three of the Company’s full-time executive officers, the Chief Executive Officer, the Executive Vice President, General Counsel and Secretary and the Executive Vice President, Strategy, who are not otherwise receiving compensation from the Company, from the date of approval of this proposal through the Company’s closing of a business combination (the “Health Care Benefits Proposal”).

An aggregate of 17,684,117 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), which represents a quorum of the voting power of the Common Stock issued and outstanding and entitled to vote on the record date of November 18, 2022, were represented at the Special Meeting in person (which includes presence at the virtual meeting) or by proxy.

The results of the matters voted upon at the Special Meeting are set forth below:

Proposal No. 1 – Non-Sponsor CFO Compensation Proposal.

The Non-Sponsor CFO Compensation Proposal was approved, as follows:

For	Against	Abstain	Broker Non-Votes
13,070,869	4,609,407	3,841	0

Proposal No. 2 – Health Care Benefits Proposal.

The Health Care Benefits Proposal was approved, as follows:

For	Against	Abstain	Broker Non-Votes
13,017,503	4,662,773	3,841	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAF ACQUISITION CORP. IV

By:	/s/ James A. Graf
	Name:	James A. Graf
	Title:	Chief Executive Officer

Date: December 21, 2022

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